TERM LOAN AND CREDIT AGREEMENT


              THIS TERM LOAN AND CREDIT AGREEMENT is made as of the 24th day of June, 1998, and is by and between LA CANASTA OF MINNESOTA, INC., a Minnesota corporation with offices located in New Brighton, Minnesota (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association with offices located in St. Paul, Minnesota (the "Bank").

                                    RECITALS:

              WHEREAS, the Borrower has requested the Bank (i) to establish a conditional revolving line of credit for the benefit of the Borrower in the amount of $1,200,000.00, and (ii) to make a term loan to the Borrower in the amount of $1,293,352.84; and,

              WHEREAS, the Bank is willing to grant the Borrower's requests, subject to the provisions of this Term Loan And Credit Agreement;

              NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein, the parties agree as follows:

              SECTION 1  Definitions

              In addition to those terms defined in the above Recitals, as used herein:

1.1 "Acceptable Accounts Receivable" shall mean Borrower's accounts receivable which are: (i) less than 90 days past the invoice date; (ii) not subject to offset or dispute; (iii) not due from the U.S. Government, foreign entities, employees, officers, subsidiaries or affiliates of the Borrower; (iv) not due from an account debtor, 10% or more of whose accounts owed to Borrower are older than 90 days past the invoice date; (v) not representing booked but unfilled orders; and (vi) not comprised of cash accounts.

1.2 "Acceptable Inventory" shall mean the Borrower's inventory comprised of raw materials, unlabeled packaging, and certain finished goods acceptable to the Bank in its sole discretion.

1.3 "Advances" shall mean direct borrowings made by the Borrower under the Credit.

1.4 "Agreement" shall mean this Term Loan And Credit Agreement, and all amendments and supplements hereto which may from time to time become effective hereafter.

1.5 "Base Rate" shall mean the "base" or "prime" rate of interest established by the Bank as in effect from time to time.

1.6 "Borrowed Money" shall mean funds obtained by incurring contractual indebtedness, but shall not include trade accounts payable or money borrowed from the Bank.
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1.7 "Borrower's  Security Agreement" shall mean a security agreement in form and content acceptable to the Bank, duly executed by the Borrower and delivered to the Bank pursuant to Section 5.1(H) hereof.

1.8 "Borrowing Base" shall mean the sum of (i) 80% of Acceptable Accounts Receivable, plus (ii) the lesser of (A) $400,000.00, or (B) 50% of Acceptable Inventory.

1.9 "Borrowing Base Certificate" shall mean a schedule of Borrower's assets comprising the Borrowing Base, which certificate is prepared and furnished to Bank pursuant to Sections 5.1(J) and 7.3(C) hereof, and which is executed by an authorized officer of Borrower and is in form and content acceptable to the Bank.

1.10 "Closing Date" shall mean the date on which this Agreement is executed by the Borrower and delivered to the Bank.

1.11 "Current Note" shall mean the promissory note of the Borrower substantially in the form of attached Exhibit A, evidencing indebtedness under the Credit.

1.12 "Credit" shall mean a conditional revolving line of credit established by the Bank for the benefit of the Borrower in the amount of $1,200,000.00.

1.13 "Events of Default" shall mean any and all events of default described in
Section 9 hereof.

1.14 "Guaranty" shall mean a guaranty by corporation in form and content acceptable to the Bank, duly executed by the Guarantor and delivered to the Bank pursuant to Section 5.1(K) hereof.

1.15   "Guarantor" shall mean Sparta Foods, Inc., a Minnesota corporation.

1.16 "Guarantor's Security Agreement" shall mean a security agreement/collateral pledge agreement in form and content acceptable to the Bank, duly executed by the Guarantor and delivered to the Bank pursuant to Section 5.1(L) hereof.

1.17  "Maturity Date" shall mean May 30, 2000.

1.18  "NBCI" shall mean Norwest Business Credit, Inc., a Minnesota corporation.

1.19  "Permitted Liens" shall mean:

          A. Liens in favor of the Bank;

          B. Existing liens disclosed to the Bank in writing prior to the date of this Agreement; and,

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          C. Liens for taxes not  delinquent or which  Borrower is contesting in good faith.

1.20 "Tangible Net Worth" shall mean the sum of the par or stated value of all outstanding capital stock, surplus and undivided profits of the relevant corporation, less any amounts attributable to leasehold improvements, treasury stock, good will, patents, copyrights, mailing lists, catalogues, trademarks, bond discount and underwriting expenses, organization expenses and other like intangibles (not including prepaid expenses classified as current assets or tangible assets offset by equal related liabilities), all as determined in accordance with Generally Accepted Accounting Principles.

1.21 "Term Loan" shall have the meaning ascribed to it in Section 3.1 hereof.

1.22 "Term Note" shall mean the promissory note of the Borrower substantially in the form of attached Exhibit B, evidencing the Term Loan.

1.23 "Termination Date" shall mean May 30, 1999.

1.24 "Total Liabilities" shall mean all actual and contingent liabilities of the Borrower which, in accordance with Generally Accepted Accounting Principles, would be shown as liabilities on an audited financial statement of the Borrower.

1.25 "Traditional Cash Flow" shall mean the sum of net profit after taxes, plus depreciation, amortization, and other non-cash charges.

          SECTION 2  The Credit

2.1 Subject to the other provisions of this Agreement, the Bank may make Advances to the Borrower from time to time from the effective date hereof until the Termination Date in an aggregate principal amount not exceeding the lesser of the Borrowing Base or ONE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($1,200,000.00), at any one time outstanding. Each Advance will be requested in writing or in person by an authorized officer of the Borrower, or telephonically by any person reasonably believed by the Bank to be an authorized officer of the Borrower. Requests for Advances must be received by the Bank no later than 2:00 p.m. on the day of such Advance. Each request shall be deemed a representation and warranty by the Borrower that the representations and warranties set forth in Section 6 hereof are true as of the date of such request. Each Advance will be evidenced by a notation on the Bank's records, which shall be conclusive evidence of such advance, and by the Current Note. Within the limits of the Credit and subject to the terms and conditions hereof, the Borrower may borrow, prepay pursuant to Section 2.5 hereof and reborrow pursuant to this Section 2.1.

2.2 Interest on the unpaid principal of the Current Note shall accrue at an annual rate equal to the Base Rate in effect from time to time, and shall change as and when the Base Rate changes. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

2.3 Interest on the Current Note shall be payable ON DEMAND, but until such demand is made, interest shall be payable monthly, commencing June 30, 1998, and continuing on the last day of each succeeding month, and on the Maturity Date.

2.4 The principal of the Current Note shall be repayable on the earlier of DEMAND or the Maturity Date.

2.5 The Borrower may at any time prepay the Current Note in whole or from time to time in part without premium or penalty.

2.6 If, at any time and from time to time, the outstanding principal balance of the Current Note exceeds the Borrowing Base, the Borrower shall immediately make a prepayment of principal in an amount sufficient to eliminate such excess.

          SECTION 3  The Term Loan

3.1 Subject to the other provisions of this Agreement, the Bank shall make a term loan ("Term Loan") to the Borrower in an amount not exceeding $1,293,352.84, available in one or more draws on or before June 29, 1998. The initial draw under the Term Loan shall be used to pay off all term indebtedness owed by the Borrower to NBCI as of the date of such draw. The Term Loan shall be non-revolving and evidenced by the Term Note.

3.2 Interest on the unpaid principal of the Term Note shall accrue at an annual rate equal to the Base Rate in effect from time to time, and shall change as and when the Base Rate changes. Interest on the Term Note shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

3.3 Principal of and interest on the Term Note shall be paid together as follows:

               Fifty-nine (59) installments, each in the amount of $26,535.11, commencing July 31, 1998 and continuing on the last day of each consecutive month hereafter through and including May 31, 2003; plus, one (1) final payment in an amount equal to all then-remaining outstanding principal of the Term Note, plus accrued but unpaid interest, shall be due and payable on June 30, 2003.

3.4 All payments received in respect of the Term Note shall first be applied to accrued but unpaid interest, with the remainder applied to reduction of principal.

3.5 The Borrower may at any time prepay the Term Note in whole or from time to time in part without premium or penalty. Prepayments shall be applied to the principal portion of scheduled installments in inverse order of their maturities.

          SECTION 4  Security

4.1 The payment and performance of the Borrower's obligations under this Agreement, the Current Note and the Term Note shall be secured by the Borrower's Security Agreement, pursuant to which the Borrower grants the Bank a security interest in all personal property assets of the Borrower, whether now owned or hereafter acquired.

4.2 As additional security for the prompt satisfaction of all obligations of Borrower under this Agreement, the Current Note, the Term Note and the Borrower's Security Agreement, the Borrower hereby assigns, transfers and sets over to the Bank all of its right, title and interest in and to, and grants the Bank a lien on and a security interest in, all amounts that may be owing from time to time by the Bank to the Borrower in any capacity, including without limitation any balance or share belonging to the Borrower of any deposit or other account with the Bank, which lien and security interest shall be independent of any right of set-off which the Bank may have.

4.3 The payment and performance of the Borrower's obligations under this Agreement, the Current Note, the Term Note and the Borrower's Security Agreement shall be unconditionally guaranteed by the Guarantor, pursuant to the provisions of the Guaranty.

4.4 The payment and performance of the obligations of the Guarantor under the Guaranty shall be secured by the Guarantor's Security Agreement, pursuant to which the Guarantor grants the Bank a first security interest in all shares of stock in the Borrower, whether now owned or hereafter acquired by the Guarantor.

4.5 At any time requested by the Bank, the Borrower shall execute and deliver, or cause to be executed and delivered, to the Bank such additional documents as the Bank may consider to be necessary or desirable to evidence or perfect the security interests referred to in the Borrower's Security Agreement and the Guarantor's Security Agreement.

          SECTION 5  Conditions Precedent

5.1 On or before the Closing Date, the Borrower shall deliver the following to the Bank, in form and content acceptable to the Bank:

               A. Copies of the Articles of Incorporation of the Borrower and the Guarantor, and all amendments thereto, certified by the Secretary of State of Minnesota;

               B. Copies of the By-laws of the Borrower and the Guarantor, certified as true and complete by the corporate secretaries of the Borrower and the Guarantor;

               C. Certificates, as of the most recent date practicable, of the Secretary of State of Minnesota as to the good standing of the Borrower and the Guarantor;

               D. A Norwest Corporate Certificate Of Authority, duly executed by the corporate secretary of the Borrower;

               E.  A  Norwest   Certificate   Of   Authority   For  Guaranty  By
          Corporation,   duly  executed  by  the  corporate   secretary  of  the
          Guarantor;

               F. The Current Note, duly executed by the Borrower;

               G. The Term Note, duly executed by the Borrower;

               H. The Borrower's Security Agreement, duly executed by the Borrower;

               I. UCC-1 (and upon request, UCC-2) financing statements, duly executed by the Borrower;

               J. A Borrowing Base Certificate, current through the last day of the month immediately preceding the Closing Date, and duly executed by the Borrower;

               K. The Guaranty, duly executed by the Guarantor; and,

               L. The Guarantor's Security Agreement, duly executed by the Guarantor;

               M. Unrestricted stock certificates and stock powers, relating to the shares of stock in the Borrower which are being pledged by the Guarantor pursuant to the Guarantor's Security Agreement;

               N. A certificate, duly executed by an authorized officer of NBCI, indicating the principal of and interest on the indebtedness owed by the Borrower to NBCI which is being paid off with the proceeds of the Term Loan;

               O. UCC-3 termination statements, duly executed by NBCI; and,

               P. Certificates of insurance indicating that Borrower is in compliance with the covenants contained in Section 7.5 hereof.

5.2 The Bank shall not consider any request for an Advance under Section 2.1 hereof, or for a draw under the Term Loan under Section 3.1 hereof, unless:

               A. The representations and warranties contained in Section 6 hereof are true and accurate on and as of such date; and,

               B. No Event of Default, and no event which might become an Event of Default after the lapse of time or the giving of notice and the lapse of time, has occurred and is continuing or will exist upon the disbursement of such Advance or the funding of such draw under the Term Loan, as the case may be.

          SECTION 6 Representations and Warranties

     To induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank as follows:

6.1 The Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota.

6.2 The execution, delivery and performance of this Agreement and the other documents referred to herein by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of Borrower's Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

6.3 The property of the Borrower is not subject to any lien except Permitted Liens.

6.4 No litigation or governmental proceeding is pending or, to the knowledge of the officers of the Borrower, threatened against the Borrower which could have a material adverse effect on the Borrower's financial condition or business.

6.5 The following is an accurate schedule of the indebtedness owed by the Borrower to NBCI as of the date of this Agreement:

          A. Aggregate revolving principal indebtedness: $0_____________;

          B.   Accrued   but  unpaid   interest   on   revolving   indebtedness:
     $0_______________;

          C. Aggregate principal term indebtedness: $1,285,639.00; and,

          D. Accrued but unpaid interest on term indebtedness: $7,713.84.

Such indebtedness constitutes legal, valid and binding obligations owed by the Borrower to NBCI, subject to no defense, counterclaim, offset, abatement or recoupment.

6.6 All financial statements delivered to Bank by or on behalf of Guarantor, including any schedules and notes pertaining thereto, have been prepared in accordance with Generally Accepted Accounting Principles consistently applied, and fully and fairly present in all material respects the financial condition of the Guarantor at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the consolidated financial condition or business of the Borrower from September 30, 1997 to the date hereof.

6.7 As of the date of this Agreement, there are 40,000 shares of stock in the Borrower issued and outstanding, of which the Guarantor owns 40,000 shares.

          SECTION 7  Affirmative Covenants

          The Borrower covenants and agrees that, for so long as the Credit remains in existence, or any indebtedness remains outstanding under the Current Note or the Term Note, unless the Bank shall otherwise consent in writing, it will:

7.1 Pay, when due, all taxes assessed against it or its property, except to the extent and for so long as contested in good faith.

7.2 Maintain its corporate existence and comply with all laws and regulations applicable thereto.

7.3 Furnish to the Bank, in form and content acceptable to the Bank:

               A. Within 120 days after the end of each fiscal year of the Guarantor, (i) a detailed report of audit of the Guarantor and its subsidiaries, prepared on a consolidated and consolidating basis for such fiscal year, including the balance sheets of the Guarantor and its subsidiaries as of the end of such fiscal year, and the statements of profit and loss and surplus of the Guarantor and its subsidiaries for the fiscal year then ended, prepared by independent certified public accountants satisfactory to the Bank, (ii) a certificate of such accountants stating whether, in making their audit, they have become aware of any Event of Default or of any event which could become an Event of Default after the giving of notice or the lapse of time (or both), which has occurred and is then continuing, and if any such event has occurred and is continuing, specifying the nature and period of existence thereof, and (iii) insurance certificate indicating the Borrower's compliance with the covenants set forth in
          Section 7.5 hereof.

               B. Within 30 days after the end of each month, (i) the consolidated balance sheets of the Guarantor and its subsidiaries as of the end of such month, and (ii) the consolidated statement of profit and loss and surplus of the Guarantor and its subsidiaries from the beginning of such fiscal year to the end of such month. All of the foregoing shall be unaudited, but certified as correct (subject to year-end adjustments) by an appropriate officer of the Guarantor.

               C. Within 30 days after the end of each month which ends with outstanding indebtedness under the Credit, (i) a Borrowing Base Certificate as of the end of such month, and (ii) upon request, an aging of the Borrower's receivables as of the end of such month.

               D. Promptly upon knowledge thereof, notice to the Bank in writing of the occurrence of any event which has or might, after the lapse of time or the giving of notice and the lapse of time, become an Event of Default.

               E. Promptly, such other information as the Bank may reasonably request.

7.4 Maintain its inventory, equipment, real estate and other properties in good condition and repair (normal wear and tear excepted), and will pay and discharge or cause to be paid and discharged when due, the cost of repairs to or maintenance of the same, and will pay or cause to be paid all rental or mortgage payments due on such real estate.

7.5 Cause its properties of an insurable nature to be adequately insured by reputable and solvent insurance companies against loss or damages customarily insured against by persons operating similar properties and similarly situated, and carry such other insurance (including business interruption insurance) as usually carried by persons engaged in the same or similar businesses and similarly situated, with the Bank named as loss payee on all such policies of insurance with respect to the Bank's collateral security.

7.6 Keep true, complete and accurate books, records and accounts in accordance with Generally Accepted Accounting Principles consistently applied.

7.7 Permit any of Bank's duly authorized employees or agents the right, following reasonable notice, to visit and inspect the properties of Borrower and to examine and take abstracts from its books and records, with the expenses of all the foregoing to be borne by the Borrower; provided, however, that the liability of the Borrower to reimburse the Bank for semi-annual collateral audits shall not exceed $1,000.00 per fiscal year.

7.8 Continue to conduct the same general type of business as is now being carried on in compliance with all applicable statutes, laws, rules and regulations.

          SECTION 8  Negative Covenants

     Without the Bank's written consent, for so long as the Credit remains in existence, or any indebtedness remains outstanding under the Current Note or the Term Note, the Borrower will not:

8.1 Permit any lien, including without limitation any pledge, assignment, mortgage, title retaining contract or other type of security interest, to exist on any of its real or personal property, except Permitted Liens.

8.2 Permit its Tangible Net Worth to be less than $3,000,000.00 as of the end of any fiscal year, commencing September 30, 1998.

8.3 Permit its ratio of Total Liabilities to Tangible Net Worth to be greater than 2.0 to 1.0 as of the end of any fiscal year, commencing September 30, 1998.

8.4 Permit its net profit after taxes to be less than $100,000.00 for any fiscal year, commencing with the fiscal year ending September 30, 1998.

8.5 Permit its ratio of Traditional Cash Flow to current maturities of long-term debt to be less than 1.50 to 1.0 for any fiscal year, commencing with the fiscal year ending September 30, 1998.

8.6 Purchase or otherwise acquire all or substantially all of the assets of any legal entity.

8.7 Create, incur, assume or suffer to exist, contingently or otherwise, indebtedness for Borrowed Money.

8.8 Become or remain a guarantor or surety, or pledge its credit or become liable in any manner (except by endorsement for deposit in the ordinary course of business) on the other undertakings of another.

8.9 Enter into any transaction of merger or consolidation, or sell, assign, lease or otherwise dispose of all or a substantial part of its properties or assets, or any of its notes or accounts receivable, or any stock or indebtedness of any subsidiary, or any assets or properties necessary or desirable for the proper conduct of its business, or change the nature of its business or its accounting procedures, or wind up, liquidate or dissolve, or agree to do any of the foregoing, or permit any subsidiary to do any of the foregoing; provided, however, that the provisions of this Section 8.9 shall not prohibit the Borrower from selling assets in an aggregate amount not exceeding $250,000.00 per fiscal year.

              SECTION 9  Events of Default

9.1 Upon the occurrence of any of the following Events of Default:

               A. Default in any payment of interest or of principal on the Current Note or the Term Note when due, and continuance thereof for 10 calendar days;

               B. Default in the observance or performance of any one or more of the covenants set forth in Sections 2.6 or 7.3(C) hereof, and continuance thereof for 3 calendar days;

               C. Default in the observance or performance of any covenant set forth in Section 8 hereof;

               D. Default in the observance or performance of any other agreement of the Borrower set forth herein (i.e., other than those addressed in Sections 9.1(A), 9.1(B) or 9.1(C) hereof), and continuance thereof for 30 calendar days;

               E. The occurrence of an event of default under the Borrower's Security Agreement or the Guarantor's Security Agreement;

               F. Default by the Borrower in the payment of any other indebtedness for Borrowed Money or in the observance or performance of any term, covenant or agreement of the Borrower in any agreement relating to any indebtedness of the Borrower, the effect of which default is to permit the holder of such indebtedness to declare the same due prior to the date fixed for its payment under the terms thereof;

               G. Any representation or warranty made by the Borrower herein, or in any statement or certificate furnished by the Borrower or the Guarantor hereunder, is untrue in any material respect;

               H. The recission of the Guaranty; or,

               I. The Guarantor becomes insolvent or bankrupt, or makes an appointment for the benefit of creditors, or consents to the appointment of a custodian, trustee or receiver for itself or for the greater part of its properties; or a custodian, trustee or receiver is appointed for the Guarantor or for the greater part of its properties without its consent, and is not discharged within 60 calendar days; or bankruptcy, reorganization or liquidation proceedings are instituted by or against the Guarantor and, if instituted against it, are consented to by it or remain undismissed for 60 calendar days;

then, or at any time thereafter, unless such Event of Default is remedied, the Bank may, by notice in writing to the Borrower, terminate the Credit and declare the Current Note and the Term Note to be due and payable, or any or all of the foregoing, whereupon the Credit shall terminate forthwith, and the Current Note and the Term Note shall immediately become due and payable, or any or all of the foregoing, as the case may be.

9.2 Upon the occurrence of any of the following Events of Default:

          The Borrower becomes insolvent or bankrupt, or makes an appointment for the benefit of creditors, or consents to the appointment of a custodian, trustee or receiver for itself or for the greater part of its properties; or a custodian, trustee or receiver is appointed for the Borrower or for the greater part of its properties without its consent, and is not discharged within 30 calendar days; or bankruptcy, reorganization or liquidation proceedings are instituted by or against the Borrower and, if instituted against it, are consented to by it or remain undismissed for 30 calendar days;

then the Credit shall automatically terminate and the Current Note and the Term Note shall automatically become immediately due and payable, without notice or demand.


          SECTION 10  Arbitration

10.1 Except for "Core Proceedings" under the United States Bankruptcy Code, the Bank and the Borrower agree to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise, arising out of or relating to in any way (i) the Credit, the Term Loan, the Current Note, the Term Note, and related loan and security documents, including all negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination, or (ii) requests for additional credit. Any arbitration proceeding will (i) proceed in St. Paul, Minnesota, (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), and (iii) be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA").

The arbitration provisions contained in this Section 10 do not limit the right of either party (i) to foreclose against real or personal property collateral,
(ii) to exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession, or (iii) to obtain provisional ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of the actions detailed in clauses (i), (ii) and
(iii) of this paragraph. Notwithstanding any provision to the contrary herein, any party may apply to any court having jurisdiction hereof and seek injunctive relief so as to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved.

Any arbitration proceeding will be before a single arbitrator selected according to the Commercial Arbitration Rules of the AAA. The arbitrator will be a neutral attorney or retired judge who has practiced in the area of commercial law for a minimum of ten years. The arbitrator will determine whether or not an issue is arbitratable, and will give effect to the statutes of limitation in determining any claim. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

10.2 In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.

10.3 In any arbitration proceeding, discovery will be permitted and will be governed by the Minnesota Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

10.4 The arbitrator shall award costs and expenses of the arbitration proceeding in accordance with the provisions of this Agreement.

          SECTION 11  Miscellaneous

11.1 The provisions of this Agreement shall be in addition to those of any guaranty, pledge or security agreement, note or other evidence of liability held by the Bank, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent the Bank from enforcing any or all of the rights and remedies available to it at law, in equity or by agreement.

11.2 From time to time, the Borrower will execute and deliver to the Bank such additional documents and will provide such additional information as the Bank may reasonably require to carry out the terms of this Agreement and be informed of the Borrower's status and affairs. All documentation executed in connection with this Agreement, whether before, on or after the Closing date, shall be in form and content acceptable to the Bank.

11.3 The Borrower will pay all expenses, including the reasonable fees and expenses of legal counsel for the Bank, incurred in connection with the preparation, administration, amendment, modification or enforcement of this Agreement and the other documents referred to herein.

11.4 All notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by United States mail, postage prepaid, or telegraph or telex, as follows, unless such address is changed by written notice hereunder:

               A. If to the Borrower:

                  La Canasta of Minnesota, Inc.
                  1565 1st Avenue NW
                  New Brighton, Minnesota  55112

                  Attention:  A. Merrill Ayers, CFO

               B. If to the Bank:

                  Norwest Bank Minnesota, National Association
                  St. Paul Office
                  55 East Fifth Street
                  St. Paul, Minnesota  55101

                  Attention:  Paul G. Rebholz

11.5 The Bank shall have the right at all times to enforce the provisions of this Agreement and the other documents referred to herein in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Bank in refraining from so doing at any time or times. The failure of the Bank at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of the Bank are cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

11.6 This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. The Borrower has no right to assign any of its rights or obligations hereunder without the prior written consent of the Bank. This Agreement, and the documents executed and delivered pursuant hereto or in connection herewith, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of each party.

11.7 If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

11.8 NONE OF THE PROVISIONS OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF SECTION 9, SHALL BE DEEMED TO DIMINISH OR ABROGATE THE BANK'S RIGHT TO DEMAND IMMEDIATE REPAYMENT OF THE CURRENT NOTE AT ANY TIME.

11.9 NONE OF THE PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED TO DIMINISH OR ABROGATE THE BANK'S RIGHT TO DECLINE TO MAKE AN ADVANCE UNDER THE CREDIT AT ANY TIME.

11.10 The substantive laws of the State of Minnesota shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                  LA CANASTA OF MINNESOTA, INC.

                                  By:______________________________

                                  Its:_____________________________


                                  By:______________________________

                                  Its:_____________________________


                                  NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION

                                  By:______________________________
                                     Paul G. Rebholz,
                                     Assistant Vice President

                                 PROMISSORY NOTE
$1,200,000.00                                             June 24th, 1998

      FOR VALUE RECEIVED, the undersigned, La Canasta Of Minnesota, Inc., a Minnesota corporation with offices in New Brighton, Minnesota, promises to pay on the earlier of DEMAND or May 30, 2000 to the order of Norwest Bank Minnesota, National Association (the "Bank") at the Bank's St. Paul Office or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($1,200,000.00), or so much thereof as is disbursed and remains outstanding hereunder as shown by the Bank's liability record on the dates payments are due hereunder, together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at an annual rate equal to the rate of interest established from time to time by the Bank as its Base Rate. The interest rate of this Note shall change simultaneously with each change in the Base Rate. Interest shall be calculated on the basis of actual number of days elapsed in a 360-day year.

      Interest on this Note is payable ON DEMAND, but until such demand is made, interest shall be payable monthly, commencing June 30, 1998, and continuing on the last day of each succeeding month, and upon maturity.

      This Note constitutes the Current Note issued pursuant to the provisions of that certain Term Loan And Credit Agreement of even date herewith (the "Credit Agreement") made between the undersigned and the Bank. Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, is secured, may be prepaid voluntarily, may be subject to mandatory prepayment, may be reborrowed and may be accelerated; PROVIDED, HOWEVER, that none of the provisions of the Credit Agreement shall be deemed to diminish or abrogate the right of the Bank to demand at any time immediate payment of all indebtedness evidenced by this Note.

      Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor.
This Note shall be governed by the substantive laws of the State of Minnesota.

                                            LA CANASTA OF MINNESOTA, INC.

                                            By:_________________________________

                                            Its:________________________________

                                    EXHIBIT A
                                 PROMISSORY NOTE

$1,200,000.00                                                    June ____, 1998

      FOR VALUE RECEIVED, the undersigned, La Canasta Of Minnesota, Inc., a Minnesota corporation with offices in New Brighton, Minnesota, promises to pay on the earlier of DEMAND or May 30, 2000 to the order of Norwest Bank Minnesota, National Association (the "Bank") at the Bank's St. Paul Office or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($1,200,000.00), or so much thereof as is disbursed and remains outstanding hereunder as shown by the Bank's liability record on the dates payments are due hereunder, together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at an annual rate equal to the rate of interest established from time to time by the Bank as its Base Rate. The interest rate of this Note shall change simultaneously with each change in the Base Rate. Interest shall be calculated on the basis of actual number of days elapsed in a 360-day year.

      Interest on this Note is payable ON DEMAND, but until such demand is made, interest shall be payable monthly, commencing June 30, 1998, and continuing on the last day of each succeeding month, and upon maturity.

      This Note constitutes the Current Note issued pursuant to the provisions of that certain Term Loan And Credit Agreement of even date herewith (the "Credit Agreement") made between the undersigned and the Bank. Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, is secured, may be prepaid voluntarily, may be subject to mandatory prepayment, may be reborrowed and may be accelerated; PROVIDED, HOWEVER, that none of the provisions of the Credit Agreement shall be deemed to diminish or abrogate the right of the Bank to demand at any time immediate payment of all indebtedness evidenced by this Note.

      Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor.
This Note shall be governed by the substantive laws of the State of Minnesota.

                                            LA CANASTA OF MINNESOTA, INC.

                                            By:_________________________________
                                            Its:________________________________

                                 PROMISSORY NOTE
$1,293,352.84                                                    June 24th, 1998

      FOR VALUE RECEIVED, the undersigned, La Canasta Of Minnesota, Inc., a Minnesota corporation with offices in New Brighton, Minnesota, promises to pay to the order of Norwest Bank Minnesota, National Association (the "Bank") at the Bank's St. Paul Office or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of ONE MILLION TWO HUNDRED NINETY THREE THOUSAND THREE HUNDRED FIFTY TWO AND 84/100 DOLLARS ($1,293,352.84), together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at an annual rate equal to the rate of interest established from time to time by the Bank as its Base Rate. The interest rate of this Note shall change simultaneously with each change in the Base Rate. Interest shall be calculated on the basis of actual number of days elapsed in a 360-day year.

      Principal of and interest on this Note shall be paid together as follows:

              Fifty-nine (59) installments, each in the amount of $26,535.11, commencing July 31, 1998 and continuing on the last day of each consecutive month hereafter through and including May 31, 2003; plus one (1) final payment in an amount equal to all then-remaining outstanding principal of this Note, plus accrued but unpaid interest, shall be due and payable on June 30, 2003.

      This Note constitutes the Term Note issued pursuant to the provisions of that certain Term Loan And Credit Agreement of even date herewith (the "Credit Agreement") made between the undersigned and the Bank. Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, is secured, may be prepaid voluntarily, and may be accelerated.

      Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor.
This Note shall be governed by the substantive laws of the State of Minnesota.

                                            LA CANASTA OF MINNESOTA, INC.

                                            By:_________________________________

                                            Its:________________________________

                                    EXHIBIT B
                                 PROMISSORY NOTE

$1,293,352.84                                                    June ____, 1998

      FOR VALUE RECEIVED, the undersigned, La Canasta Of Minnesota, Inc., a Minnesota corporation with offices in New Brighton, Minnesota, promises to pay to the order of Norwest Bank Minnesota, National Association (the "Bank") at the Bank's St. Paul Office or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of ONE MILLION TWO HUNDRED NINETY THREE THOUSAND THREE HUNDRED FIFTY TWO AND 84/100 DOLLARS ($1,293,352.84), together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at an annual rate equal to the rate of interest established from time to time by the Bank as its Base Rate. The interest rate of this Note shall change simultaneously with each change in the Base Rate. Interest shall be calculated on the basis of actual number of days elapsed in a 360-day year.

      Principal of and interest on this Note shall be paid together as follows:

              Fifty-nine (59) installments, each in the amount of $26,535.11, commencing July 31, 1998 and continuing on the last day of each consecutive month hereafter through and including May 31, 2003; plus one (1) final payment in an amount equal to all then-remaining outstanding principal of this Note, plus accrued but unpaid interest, shall be due and payable on June 30, 2003.

      This Note constitutes the Term Note issued pursuant to the provisions of that certain Term Loan And Credit Agreement of even date herewith (the "Credit Agreement") made between the undersigned and the Bank. Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, is secured, may be prepaid voluntarily, and may be accelerated.

      Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor. This Note shall be governed by the substantive laws of the State of Minnesota.

                                            LA CANASTA OF MINNESOTA, INC.

                                            By:_________________________________

                                            Its:________________________________

                               SECURITY AGREEMENT


DATE:  June 24, 1998

DEBTOR:                                              SECURED PARTY:
LaCanasta Of Minnesota, Inc.                         Norwest Bank Minnesota,
1565 1st Avenue North West                             National Association
New Brighton, Minnesota  55112                       55 East Fifth Street
                                                     St. Paul, Minnesota  55101

1. Security Interest and Collateral. To secure the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it is currently contemplated by the Debtor and Secured Party, whether any documents evidencing it refer to this Security Agreement, whether it arises with or without any documents (e.g. obligations to Secured Party created by checking overdrafts), and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called the "Collateral") (check applicable boxes and complete information):

         (a)      INVENTORY:

                  |X| All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

         (b)      EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:

                  |X| All Equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, appliances, fixtures, manufacturing and processing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, computer hardware and software, parts and tools, goods, and types of goods of every kind and description.

                  |_| All farm products of Debtor, whether now owned or hereafter acquired, including but not limited to (i) all poultry and livestock and their young, products thereof and produce thereof, all holding marks and brands and branding irons of Debtor that at any time cover any such livestock, and, if the livestock includes sheep, all wool pulled, clipped or shorn therefrom, (ii) all crops, whether annual or perennial, and the products thereof, (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations, and (iv) all crop insurance payments and storage payments and all rights to payment and payments under any government agricultural diversion, assistance or support program, Farm Services Agency program and any other such government agricultural program including, without limitation, any diversion or deficiency payments. The real estate concerned with the above described crops growing or to be grown is:__________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           and the name of the record owner is:_________________
                           _____________________________________________________

                  |_|      The following goods or types of goods:_______________
                           _____________________________________________________
                           _____________________________________________________

         (c)      ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

                  |X| Accounts and each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, contract rights, loans and obligations receivable, tax refunds, unearned insurance premiums, rebates, and negotiable documents.

                  |-|      _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________

         (d)      GENERAL INTANGIBLES:

                  |X| All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, certificates of deposit, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customers' lists, permits and franchises, and the right to use Debtor's name, together with all other intangible property rights such as the right to redeem or accept payment under an annuity contract or a non-negotiable certificate of deposit issued by a bank.

together with all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property including without limitation insurance proceeds and any rights of subrogation resulting from the damage or destruction thereof, and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

2. Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

         (a) Debtor is |_| an individual, |_| a partnership, |X| a corporation |_| _____________________________.

         (b) The Collateral will be used primarily for |_| personal, family or household purposes; |_| agricultural purposes; |X| business purposes.

         (c) |_| If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is:_________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  _________________________ and the name of the record owner is:
                  ______________________________________________________________
                  ______________________________________________________________

         (d)      Debtor's chief executive office is located at:________________
                  ______________________________________________________________
                  or, if left blank, at the address of Debtor shown at the beginning of this Agreement. If Debtor is an individual, the Debtor's residence is at the address of Debtor shown at the beginning of this Agreement.

3. Additional Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

         (a) Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, and any other security interest permitted under the terms of the term loan and credit agreement, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Debtor's right to do so, Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business and use and consume any farm products constituting Collateral in Debtor's farming operation. If Debtor is not an individual, this Agreement has been duly and validly authorized by all necessary action of the Debtor's governing body.

         (b) Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

         (c) Each account and right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

         (d) Debtor will (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof; (ii) promptly pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest;
(iv) at all reasonable times, following notice, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor;
(v) keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Debtor's business and financial condition as Secured Party may from time to time reasonably request;
(vi) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral; (vii) if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor; (viii) at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest and with the commitment of the issuer to notify Secured Party before cancellation; (ix) from time to time execute such financing statements and effective financing statements, and furnish lists of potential buyers of farm products as Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorney's fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy, receivership or insolvency proceedings; (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement; (xii) not use the Collateral for hire, use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute, ordinance, or insurance policy; (xiii) permit Secured Party at any time and from time to time to send request (both before and after the occurrence of an Event of Default) to account debtors or other obligors for verification of amounts owed to Debtor; (xiv) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein; (xv) upon Secured Party's request, obtain a waiver or consent from the owner and any mortgagee of any real property where the Collateral may be located that provides that the Security Interest will at all times be senior to any such interest or lien; and (xvi) if any Collateral consists of farm products, if applicable, sell, cosign or transfer the Collateral only to those persons whose names and addresses have been furnished to Secured Party as potential buyers of farm products. If Debtor at any time fails to perform or observe any agreement contained in this Section 3(d), and if such failure shall continue for a period of ten calendar days after Secured Party gives Debtor written notice thereof (or, in the case of the agreements contained in clauses (viii) and (ix) of this
Section 3(d), immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law. Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 3 and
Section 4. Unless not permitted by applicable law, Debtor hereby irrevocably authorizes Secured Party to create, prepare, complete, execute and file, in the name and on behalf of Debtor, such financing statements as may be required to perfect the Security Interest.

4. Lock Box, Collateral Account. If Secured Party so requests at any time (whether before or after the occurrence of an Event of Default), Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party. Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments, received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into said collateral account, all payments on accounts and chattel paper received by it. All such payments shall be delivered to Secured Party in the form received (except for Debtor's endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

5. Collection Rights of Secured Party. Notwithstanding Secured Party's rights under Section 4 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may, at any time (both before and after the occurrence of an Event of Default) notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

6. Assignment of Insurance. Debtor hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

7. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement binding on it; (ii) any representation or warranty by Debtor set forth in this Agreement or otherwise made to Secured Party, including without limitation in any financial statements or reports submitted to Secured Party, by or on behalf of Debtor, shall prove materially false or misleading; (iii) a garnishment, summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor; (iv) Debtor or any guarantor of any Obligation shall (A) be or become insolvent (however defined); or (B) voluntarily file, or have filed against it involuntarily, a petition under the United Stated Bankruptcy Code; or (C) if a corporation, partnership, or organization, be dissolved or liquidated or, if a partnership, suffer the death of a partner or, if an individual, die; or (D) go out of business; or (v) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

8. Remedies upon Event of Default. Upon the occurrence of an Event of Default under Section 7 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 10) at least 10 calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 7(iv)(B), all Obligations shall be immediately due and payable without demand or notice thereof. Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party deems necessary or appropriate to the disposition of any Collateral.

9. Other Personal Property. Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property. Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

10. Miscellaneous. This Agreement does not contemplate a sale of accounts, or chattel paper. Debtor agrees that each provision whose box is checked is part of this Agreement. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effects as the original for all purposes of a financing statement. Except to the extent otherwise required by law, this Agreement shall be governed by the internal laws of the state named as part of Secured Party's address above. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly or by both or all Debtors or is owned in whole or in part by one (or more) of them.

NORWEST BANK MINNESOTA,                             LACANASTA OF MINNESOTA, INC.
  NATIONAL ASSOCIATION

By:______________________                            By:________________________
       Paul Rebholz,
       Assistant Vice President                      Title:_____________________


                                                      By:_______________________

                                                      Title:____________________

                                    GUARANTY


  City                            State                                 Date
St. Paul                        Minnesota                          June 24, 1998

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Norwest Bank Minnesota, National Association (herein, with its participants, successors and assigns, called "Bank"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of LaCanasta Of Minnesota, Inc. (herein called "Borrower") or to engage in any other transactions with Borrower, the undersigned a Minnesota corporation hereby absolutely and unconditionally guarantees to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

         A. If this |X| is checked, the undersigned guarantees to Bank the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or any time hereafter owe to Bank (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness").

     B. If this |_| is checked, the undersigned guarantees to Bank the payment and performance of the debt, liability or obligation of Borrower to Bank evidenced by or arising out of the following:___________________________________
________________________________________________________________________________
___________________ and any extensions, renewals or replacements thereof(hereinafter referred to as the "Indebtedness").

         The undersigned further acknowledges and agrees with Bank that:

         1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all the Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

         2. If paragraph A is checked, this is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Bank, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Bank, or as to any renewals, extensions and refinancings thereof. The undersigned represents and warrants to the Bank that the undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a purpose that directly benefits the undersigned. The undersigned agrees to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions, in accordance with this paragraph, if at any time, in the opinion of the authorized representatives of the undersigned, the benefits to the undersigned then being received by the undersigned in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty as to future Indebtedness. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with this paragraph, the Bank may rely conclusively on a continuing warranty, hereby made, that the undersigned continues to be benefited by this Guaranty and the Bank shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Bank without regard to the receipt, nature or value of any such benefits.

         3. If the undersigned shall be dissolved or shall be or become insolvent (however defined) then the Bank shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Bank, the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

         4. The liability of the undersigned hereunder shall be limited to a principal amount of $_______________ (if unlimited or if no amount is stated, the undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto, Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the undersigned hereunder. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder. If the liability of the undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Bank, advising the Bank that such payment is made under this Guaranty for such purpose.

         5. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

         6. The undersigned will pay or reimburse the Bank for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

         7. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Bank may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; and (x) any election by the Bank under ss.1111(b)(2) of the United States Bankruptcy Code.

         8. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

         9. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Bank shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

         10. If any payment applied by the Bank to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

         11. The liability of the undersigned under this Guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         12. The undersigned represents and warrants to the Bank that (i) the undersigned is duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the undersigned have been duly authorized by all necessary action of its governing body and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its organizational documents or any agreement presently binding on it; (iii)
this Guaranty has been duly executed and delivered by the authorized representative(s) of the undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

         13. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Bank. This Guaranty is issued in the state set forth above and shall be governed by its laws. The undersigned waives notice of the Bank's acceptance hereof and waives the right to a trial by jury in any action based on or pertaining to this Guaranty.

     This Guaranty is |_| unsecured; |X| secured by a mortgage or security agreement dated of even date |_| secured by ____________________________________


                                               SPARTA FOODS, INC.


                                               By_______________________________

                                               Title____________________________


                                               By_______________________________

                                               Title____________________________

                               SECURITY AGREEMENT
                           COLLATERAL PLEDGE AGREEMENT


DATE:  June 24, 1998

DEBTOR:                                              SECURED PARTY:

Sparta Foods, Inc.                                   Norwest Bank Minnesota,
1565 1st Avenue NW                                     National Association
New Brighton, MN 55112                               55 East Fifth Street
                                                     St. Paul, Minnesota  55101

1.   Security Interest and Collateral.

To secure (check one):

|_| the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),

|X| the debt, liability or obligation of the Debtor to Secured Party evidenced by the following: Guaranty of even date, and all extensions, renewals or replacements thereof (herein referred to as the "Obligations"),

Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):

|_| all property of any kind now or at any time hereafter owned by Debtor, or in which Debtor may now or hereafter have an interest, which may now be or may at any time hereafter come into possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, or into the possession or control of a bailee or into the possession or control of any party that has an agreement with Secured Party granting Secured Party control whether such possession or control is given for collateral purposes or for safekeeping, together with all rights in connection with such property (herein called the "Collateral"). Collateral includes, but is not limited to:___________________________________________
     ___________________________________________________________________________

|X| the property owned by Debtor and held by Secured Party or held by Secured Party's agents or correspondents or held by a bailee or any party that has an agreement with Secured Party granting Secured Party control that is described as follows: all shares of stock in LaCanasta Of Minnesota, Inc., whether now owned or hereafter acquired by Debtor, together with all rights in connection with such property (herein called the "Collateral").

2.   Representations, Warranties and Covenants.

Debtor represents, warrants and covenants that:

(i) Debtor will execute and deliver or endorse any instruments, documents, assignments, control agreements, or other agreements and writings which Secured Party may reasonably request in order to perfect or enforce the Security Interest and Secured Party's rights under this Agreement and endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.

(ii) Debtor is the owner of the Collateral and has (or will have at the time it acquires rights in the Collateral) absolute right to the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral and will defend the Collateral against all claims by any persons other than Secured Party.

(iii)Debtor has filed all federal, state and local tax returns it is required to file and has paid or made provision for payment of all amounts due thereunder and will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

(iv) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

(v) At any time, upon request by Secured Party, Debtor will deliver to Secured Party all notices, financial statements, reports or other communications received by Debtor as an owner or holder of the Collateral.

(vi) Debtor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3.   Rights of Secured Party.

Debtor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind,

(i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon,

(ii) in Debtor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral,

(iii)take delivery of and receive all proceeds of the Collateral, and,

(iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

4.   Events of Default.

Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"):

(i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement herein binding on it;

(ii) Any representation or warranty by Debtor set forth in this Agreement or otherwise made to Secured Party, including without limitation in any financial statements or reports submitted to Secured Party, by or on behalf of Debtor shall prove materially false or misleading;

(iii)A garnishment, summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor;

(iv) Debtor shall:

     (a) Be or become insolvent (however defined); or

     (b) Have a custodian, trustee or receiver appointed for the majority of its property, voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or

     (c) Be dissolved or liquidated; or

     (d) Go out of business.

5.       Remedies Upon Event of Default.

Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

  (i) declare all unmatured  Obligations to be immediately  due and payable, and
      the  same  shall  thereupon  be immediately   due  and  payable,   without
      presentment or other notice or demand;

 (ii) exercise all voting and other rights as a holder of the Collateral;

(iii) take possession of the Collateral and exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral privately to purchasers who will agree to take the take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from the registration under the Securities Act of 1933; and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten calendar days prior to the date of intended disposition or other action;

(iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 4(iv)(b), all Obligations shall be immediately due and payable without demand or notice thereof.

6.       Miscellaneous.

Any disposition of the Collateral in the manner provided in Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Debtor will reimburse Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. This Agreement shall be governed by the internal laws of the state named as part of Secured Party's address above and, unless the context otherwise requires, all terms used herein which are defined in Articles 1,8, and 9 of the Uniform
Commercial Code, as in effect in said state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly or by both or all Debtors or is owned in whole or in part by one (or more) of them.


Debtor's name
SPARTA FOODS, INC.

By________________________                         Title________________________

By________________________                         Title________________________